UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2020

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108

(Address of Principal Executive Offices)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT.

On April 17, 2020, DICK’S Sporting Goods, Inc. (the “Company”) closed its previously announced issuance and sale of the Company’s 3.25% Convertible Senior Notes due 2025 (the “Notes”) in an aggregate principal amount of $500 million. The Company also granted the initial purchasers of the Notes (the “Initial Purchasers”) a 13-day option to purchase up to an additional $75 million aggregate principal amount of the Notes (the “Option”).

On April 20, 2020, the Initial Purchasers exercised the Option in full, and on April 22, 2020, the Company closed the issuance and sale of an additional $75 million aggregate principal amount of the Notes.

The aggregate net proceeds to the Company from the issuance and sale of the $575 million aggregate principal amount of the Notes were approximately $558 million, including payment by the Initial Purchasers of accrued interest and after deducting the Initial Purchasers’ discounts and commissions and the Company’s estimated offering expenses.

Indenture

The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of April 17, 2020, between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will be the Company’s unsecured, unsubordinated obligations and will be (i) equal in right of payment with the Company’s existing and future unsecured, unsubordinated indebtedness; (ii) senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; (iii) effectively subordinated to the Company’s existing and future secured indebtedness, to the extent of the value of the collateral securing that indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent that the Company is not a holder thereof) preferred equity, if any, of the Company’s subsidiaries.

The Notes will accrue interest at a rate of 3.25% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2020. The Notes will mature on April 15, 2025, unless earlier repurchased, redeemed or converted. Prior to the close of business on the business day immediately preceding December 2, 2024 (the “Free Convertibility Date”), noteholders may convert their Notes at their option only in the following circumstances:

(i)	during any calendar quarter commencing after the calendar quarter ending on September 30, 2020, if the last reported sale price per share of the Company’s common stock for each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter, exceeds 130% of the conversion price then in effect on each applicable trading day, as determined by the Company in good faith;

(ii)	during the five consecutive business days immediately after any five consecutive trading day period (such five consecutive trading day period, the “Measurement Period”) if the trading price per $1,000 principal amount of Notes for each trading day of the Measurement Period was less than 98% of the product of the last reported sale price per share of the Company’s common stock on such trading day and the conversion rate on such trading day, subject to compliance with certain procedures and conditions, as set forth in the Indenture;

(iii)	upon the occurrence of certain corporate events or distributions on the Company’s common stock, as set forth in the Indenture; and

(iv)	if the Company calls all or any Notes for redemption.

Noteholders may convert their Notes at their option at any time from, and including, the Free Convertibility Date until the close of business on the second scheduled trading day immediately before the maturity date, regardless of the foregoing conditions. The Company will settle conversions by paying or delivering, as applicable, at the Company’s election, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock. If the Company elects to deliver cash or a combination of cash and shares of the Company’s common stock, then the consideration due upon conversion will be determined over an observation period consisting of 40 “VWAP Trading Days” (as defined in the Indenture). The initial conversion rate is 28.2618 shares of the Company’s common stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $35.38 per share of the Company’s common stock. The conversion rate and conversion price will be subject to customary adjustments upon the occurrence of certain events. In addition, if certain corporate events that constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) occur, then the conversion rate will, in certain circumstances, be increased for a specified period of time.

The Notes will be redeemable, in whole or in part, at the Company’s option at any time, and from time to time, on or after April 17, 2023 and on or before the 40th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date, but only if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price on (i) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends the related redemption notice and (ii) the trading day immediately before the date the Company sends such notice. In addition, calling any Note for redemption will constitute a Make-Whole Fundamental Change with respect to that Note, in which case the conversion rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for redemption.

If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, then noteholders will have the right to require the Company to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest thereon to, but excluding, the “Fundamental Change Repurchase Date” (as defined in the Indenture). The definition of Fundamental Change includes certain business combination transactions involving the Company and certain de-listing events with respect to the Company’s common stock.

The Indenture does not contain any financial or operating covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by the Company or any of its subsidiaries. The Indenture contains customary terms and covenants and events of default. If any event of default (other than certain events of bankruptcy, insolvency or reorganization involving the Company) occurs and is continuing, then, the Trustee, by written notice to the Company, or noteholders of at least 25% of the aggregate principal amount of Notes then outstanding, by written notice to the Company and the Trustee, may declare the principal amount of, and all accrued and unpaid interest on, all of the Notes then outstanding to become due and payable immediately. If an event of default involving certain events of bankruptcy, insolvency or reorganization occurs, then the principal amount of, and all accrued and unpaid interest on, all of the Notes then outstanding will immediately become due and payable without any further action or notice by any person. However, notwithstanding the foregoing, the Company may elect, at its option, that the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture consist exclusively of the right of the noteholders to receive special interest on the Notes for up to 365 calendar days during which such event of default has occurred and is continuing, at a specified rate for the first 180 days of 0.25% per annum, and thereafter at a rate of 0.50% per annum, on the principal amount of the Notes.

Convertible Note Hedge and Warrant Transactions

In connection with the issuance of the Notes, the Company entered into privately negotiated convertible note hedge transactions (the “Convertible Note Hedge Transactions”) with certain of the Initial Purchasers and/or their respective affiliates and other financial institutions (in this capacity, the “Hedge Counterparties”). Concurrently with the Company’s entry into the Convertible Note Hedge Transactions, the Company also entered into separate, privately negotiated warrant transactions with the Hedge Counterparties collectively relating to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments, and for which the Company received premiums that partially offset the cost of entering into the Convertible Note Hedge Transactions (the “Warrant Transactions” and, collectively with the Convertible Note Hedge Transactions, the “Convertible Note Hedge and Warrant Transactions”).

The Convertible Note Hedge Transactions cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of the Company’s common stock initially underlying the Notes. The Convertible Note Hedge Transactions are intended to reduce the potential dilution with respect to the Company’s common stock or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, in the event that the market price of the Company’s common stock is greater than the strike price of the Convertible Note Hedge Transactions, which is initially $35.38 per share of the Company’s common stock. The Warrant Transactions could separately have a dilutive effect on the Company’s common stock to the extent that the market price of the Company’s common stock, as measured under the terms of the Warrant Transactions, exceeds the strike price of the warrants, which is initially $52.42, representing a premium of 100% to the $26.21 per share last reported sale price of the Company’s common stock on April 14, 2020.

The portion of the net proceeds to the Company from the offering of the Notes that was used to pay the premium on the Convertible Note Hedge Transactions (calculated after taking into account the proceeds to the Company from the Warrant Transactions) was approximately $55,832,500.

The Convertible Note Hedge and Warrant Transactions are not part of the terms of the Notes and will not affect any noteholder’s rights under the Notes. Noteholders will not have any rights with respect to the Convertible Note Hedge and Warrant Transactions.

The above description of the Indenture, the Notes and the Convertible Note Hedge and Warrant Transactions is a summary and is not complete. A copy of the Indenture and the form of the certificate representing the Notes are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, and the forms of the confirmations with respect to the (i) Convertible Note Hedge Transactions and (ii) Warrant Transactions are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above summary is qualified in its entirety by reference to the terms of the Indenture, the Notes and forms of confirmations filed as exhibits hereto.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OFF-BALANCE SHEET ARRANGEMENT.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes were issued to the Initial Purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) in transactions not involving any public offering. The Initial Purchasers are initially offering the Notes only to persons whom the Initial Purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers. Any shares of the Company’s common stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. The Notes and the Company’s common stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The issuance and sale by the Company of the warrants in the Warrant Transactions to the Hedge Counterparties was made in reliance upon Section 4(a)(2) of the Securities Act in transactions not involving any public offering.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective April 27, 2020, the Company is temporarily reducing the base salary of Lee J. Belitsky, Executive Vice President and Chief Financial Officer. Consistent with the previously announced reduction of the base salaries of the Company’s CEO and President, Mr. Belitsky will receive no salary other than an amount covering benefits provided by the Company.

ITEM 7.01	REGULATION FD DISCLOSURE

For fiscal 2020, the Company expects the interest expense related to the Notes to be approximately $36 million, which is based on an effective interest rate of 11.6% on its discounted carrying value of approximately $400 million. Furthermore, see Exhibit 99.1 for an illustration of the potential dilutive impact of the Notes and the Convertible Note Hedge Transaction, assuming various hypothetical quarterly average market prices of the Company’s common stock at the initial conversion rate.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

This Current Report on Form 8-K includes forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the future. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements and there can be no assurance that future developments affecting the Company will be those that it has anticipated. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of the Company’s common stock and risks relating to the Company’s business, including the anticipated impact to consumer demand and supply chain due to the spread of the coronavirus (COVID-19) and other risks described in periodic reports that the Company files from time to time with the Securities and Exchange Commission (the “SEC”). For additional information on these and other factors that could affect the Company’s actual results, see the risk factors set forth in the Company’s filings with the SEC, including the most recent Annual Report filed with the SEC on March 20, 2020 and the Current Report on Form 8-K filed with the SEC on April 14, 2020. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation. Forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of April 17, 2020, between DICK’S Sporting Goods, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of certificate representing the 3.25% Convertible Senior Notes due 2025 (included as Exhibit A to Exhibit 4.1).

10.1	Form of Convertible Note Hedge Transactions confirmation.

10.2	Form of Warrant Transactions confirmation.

99.1	Illustrative Table of Potential Dilutive Impact of Convertible Senior Notes due 2025 and Call Spread

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 2020

DICK’S SPORTING GOODS, INC.

By:	/s/ Lee J. Belitsky
Name:	Lee J. Belitsky
Title:	Executive Vice President – Chief Financial
Officer